EXHIBIT 99.2
PRO FORMA INCOME STATEMENT



                              MDI ENTERTAINMENT, INC. AND SUBSIDIARY
                              --------------------------------------
                        PROFROMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                FOR THR THREE MONTHS ENDED MARCH 31, 2001
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                                                               As Previously
                                                                 Reported              Proforma
                                                             -------------------   -------------------
                                                                 (unaudited)          (unaudited)
REVENUES                                                            $ 3,121,999            $3,121,999

COST OF REVENUES                                                      1,719,883             1,719,883
                                                             -------------------   -------------------

    Gross profit                                                      1,402,116             1,402,116

SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                                              873,544               873,544
                                                             -------------------   -------------------

     Operating profit                                                   528,572               528,572

INTEREST EXPENSE, net                                                    77,761                77,761
OTHER INCOME                                                           (110,166)             (110,166)
GAIN-Investment Securities                                              (24,307)              (24,307)
                                                             -------------------   -------------------

     Income before provision for income taxes                           585,284               585,284

PROVISION FOR INCOME TAXES                                                8,000                 8,000
                                                             -------------------   -------------------

     Net income                                                       $ 577,284            $  577,284
                                                             ===================   ===================


Basic Earnings Per Common Share (Exhibit 11.1)                        $     .05            $      .05
                                                             ===================   ===================

Diluted Earnings Per Common Share (Exhibit 11.1)                      $     .05            $      .04
                                                             ===================   ===================


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                                      MDI ENTERTAINMENT, INC. AND SUBSIDIARY
                                     ----------------------------------------

                                  PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                   FOR THE SEVEN MONTHS ENDED DECEMBER 31, 2000

                                                                                As Previously
                                                                                   Reported              Proforma
                                                                             -------------------   -------------------
REVENUES                                                                            $ 2,876,676              $ 2,876,676

COST OF REVENUES                                                                      1,745,499                1,745,499
                                                                            --------------------       ------------------

    Gross profit                                                                      1,131,177                1,131,177

SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                                                            2,297,475                2,297,475
                                                                            --------------------       ------------------
    Operating loss                                                                   (1,166,298)              (1,166,298)

INTEREST EXPENSE, net                                                                   120,652                  120,652
OTHER EXPENSE                                                                           923,001                  923,001
                                                                            --------------------       ------------------

     Loss before provision for income taxes                                          (2,209,951)              (2,209,951)

PROVISION FOR INCOME TAXES                                                                1,100                    1,100
                                                                            --------------------       ------------------

     Net loss                                                                      $ (2,211,051)             $(2,211,051)
                                                                            ====================       ==================

Basic and Diluted Loss Per Common Share (Exhibit 11.1)                             $      (0.27)             $     (0.28)
                                                                            ====================       ==================


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